Supplement Dated December 6, 1999*
                   to the prospectus Dated September 15, 1999
         of the American Express Retirement Advisor Variable AnnuitySM
                                S-6467 A (9/99)


The following information applies to contracts purchased in the state of Oregon.

1. The following bullet point is added to the "The Contract in Brief" section of the prospectus under the "Buying Your Contract" heading:

     o Purchase payments are limited and may not be paid after the third contract anniversary.

2. The following sentence is added to the "Buying Your Contract" section of the prospectus under the "Purchase payments" heading:

     Purchase payments are limited and may not be paid after the third contract anniversary.

3. The following bullet point is added to the "Charges" section of the prospectus under the "Waiver of surrender charges" heading:

     o amounts surrendered after the tenth contract anniversary.

4. The ten-year surrender charge schedule is not available under contracts purchased in Oregon. Any reference in this prospectus to the ten-year surrender schedule, and any contract features or benefits associated with the ten-year surrender charge schedule, are deleted. In addition, contracts purchased in Oregon are only eligible for a 1% purchase payment credit if the initial purchase payment is at least $100,000. Please see p. 30 of the prospectus for additional information.











S-6467-41 A (12/99)
*Valid until next prospectus update.